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                                                                    Exhibit 10.6


                   [INTERNATIONAL FAMILY ENTERTAINMENT LETTERHEAD]

                                  June 1, 1997

B. Randall Seiler
2153 Johnstown Road
Chesapeake, Va 23322

RE:      AMENDMENT OF EMPLOYMENT AGREEMENT

Dear Randy:

         Reference is made to that certain Employment Agreement (the "Employment Agreement"), dated as of January 1, 1995, by and between you and International Family Entertainment, Inc. (the "Company"). In consideration of One Dollar ($1.00) and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, you and the Company hereby agree as follows:

         A. Paragraph 6 a. of the Employment Agreement is hereby amended to read in full as follows:

6.       SEVERANCE -- PAYMENT UPON TERMINATION

         a.       EXPIRATION   IF THE ORIGINAL TERM OF THIS AGREEMENT EXPIRES
                  AND IS NOT RENEWED BY IFE, THEN YOU SHALL RECEIVE AS ADDITIONAL COMPENSATION A SEVERANCE PAYMENT EQUAL TO THE SUM OF (i) YOUR THEN CURRENT BASE SALARY FOR TWENTY-FOUR (24) MONTHS, AND (ii) THE PRIOR YEAR'S ANNUAL BONUS MULTIPLIED BY TWO (2), WHICH SEVERANCE PAYMENT SHALL BE PAID TO YOU, LESS ALL APPROPRIATE DEDUCTIONS AND WITHHOLDINGS, IN EQUAL, BI-WEEKLY INSTALLMENTS OVER A TWENTY-FOUR (24) MONTH PERIOD COMMENCING ON IFE'S NEXT REGULARLY SCHEDULED PAYDAY; PROVIDED, HOWEVER, THAT NO SEVERANCE SHALL BE DUE IN THE EVENT IFE OFFERS, AND YOU DECLINE, TO RENEW YOUR EMPLOYMENT UPON TERMS AND CONDITIONS SUBSTANTIALLY SIMILAR TO THOSE CONTAINED IN THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, AN ANNUAL BASE SALARY GREATER THAN OR EQUAL TO THE SUM OF YOUR ANNUAL BASE SALARY ON THE DAY PRIOR TO THE EXPIRATION OF THE ORIGINAL TERM OF THIS AGREEMENT PLUS AN INCREASE TO REFLECT THE COST OF LIVING (DETERMINED IN ACCORDANCE WITH THE FORMULA SET FORTH IN PARAGRAPH 3 OF THIS AGREEMENT).
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B. Randall Seiler
March 27, 1997
Page 2



         B. Paragraph 6 c. of the Employment Agreement is hereby amended to read in full as follows:

         c.       TERMINATION BY COMPANY   IFE SHALL HAVE THE RIGHT TO TERMINATE
                  THIS AGREEMENT AT ANY TIME, WITH OR WITHOUT CAUSE, UPON NINETY
                  (90) DAYS PRIOR WRITTEN NOTICE TO YOU. IF IFE TERMINATES THIS AGREEMENT OTHER THAN FOR YOUR WILLFUL BREACH OF CONTRACT, HABITUAL NEGLECT OF DUTIES, OR OTHER GROSS MISCONDUCT, YOU SHALL RECEIVE AS ADDITIONAL COMPENSATION A SEVERANCE PAYMENT EQUAL TO THE SUM OF (i) YOUR THEN CURRENT BASE SALARY FOR TWENTY-FOUR (24) MONTHS, AND (ii) THE PRIOR YEAR'S ANNUAL BONUS MULTIPLIED BY TWO (2), WHICH SEVERANCE PAYMENT SHALL BE PAID TO YOU, LESS ALL APPROPRIATE DEDUCTIONS AND WITHHOLDINGS, IN EQUAL, BI-WEEKLY INSTALLMENTS OVER A TWENTY-FOUR (24) MONTH PERIOD COMMENCING ON IFE'S NEXT REGULARLY SCHEDULED PAYDAY. IF IFE TERMINATES THIS AGREEMENT FOR YOUR WILLFUL BREACH OF CONTRACT, HABITUAL NEGLECT OF DUTIES, OR OTHER GROSS MISCONDUCT, NO SEVERANCE PAYMENT SHALL BE DUE. IN ADDITION TO ANY SEVERANCE PAYMENT PAYABLE HEREUNDER, IN ANY EVENT OF TERMINATION OR EXPIRATION OF THIS AGREEMENT, IFE SHALL PAY YOU FOR ALL ACCRUED BUT UNUSED VACATION, WHICH AMOUNT SHALL BE PAID TO YOU, LESS ALL APPROPRIATE DEDUCTIONS AND WITHHOLDINGS, IN A SINGLE PAYMENT NOT MORE THAN THIRTY (30) DAYS FOLLOWING THE EFFECTIVE DATE OF SUCH TERMINATION OR EXPIRATION. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN ANY EVENT OF TERMINATION OR EXPIRATION OF THIS AGREEMENT, YOU AGREE THAT IFE MAY OFFSET FROM ANY SEVERANCE PAYMENT OR PAYMENT FOR ACCRUED BUT UNUSED VACATION PAYABLE HEREUNDER ANY SUMS OWED BY YOU TO IFE. YOU ACKNOWLEDGE AND AGREE THAT IFE IS NOT REQUIRED TO ACTUALLY UTILIZE YOUR SERVICES HEREUNDER, BUT THAT IFE'S SOLE OBLIGATION SHALL BE TO PAY YOU THE COMPENSATION AND PROVIDE YOU THE BENEFITS SET FORTH HEREIN, SUBJECT TO ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT. YOU ACKNOWLEDGE AND AGREE THAT IFE HAS NO OBLIGATION TO RENEW THIS AGREEMENT OR TO CONTINUE YOUR EMPLOYMENT AFTER THE EXPIRATION OF THIS AGREEMENT, SUBJECT TO MAKING THE SEVERANCE PAYMENTS HEREIN SPECIFIED, AND YOU EXPRESSLY ACKNOWLEDGE THAT NO PROMISES OR UNDERSTANDINGS TO THE CONTRARY HAVE BEEN MADE OR REACHED.
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B. Randall Seiler
March 27, 1997
Page 2



         C. Paragraph 6 d. of the Employment Agreement is hereby deleted in its entirety.

         D. Paragraph 11 of the Employment Agreement is hereby amended by the addition of an additional subparagraph, to read as follows:

         THE PAYMENTS AND BENEFITS PROVIDED TO YOU PURSUANT TO THIS AGREEMENT SHALL CONSTITUTE YOUR SOLE AND EXCLUSIVE REMEDY AGAINST IFE IN THE EVENT OF ANY CLAIM YOU MAY HAVE ARISING OUT OF OR IN ANY WAY CONNECTED WITH YOUR EMPLOYMENT BY IFE OR IFE'S TERMINATION THEREOF. YOU DO HEREBY EXPRESSLY WAIVE ANY RIGHT YOU MAY HAVE TO SEEK PUNITIVE DAMAGES IN CONNECTION WITH ANY SUCH CLAIM.

         Please acknowledge your agreement to the foregoing provisions by signing where indicated below. Except as specifically set forth herein, the terms of the Employment Agreement shall remain in full force and effect.


                                      INTERNATIONAL FAMILY
                                      ENTERTAINMENT, INC.


                                      By: /s/ Timothy B. Robertson
                                         --------------------------------------
                                             Timothy B. Robertson, President and
                                               Chief Executive Officer


READ AND AGREED:

/s/ B. Randall Seiler
-------------------------------
B. Randall Seiler